UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 15, 2017
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90 - 0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Congress Avenue, Suite 2000, Austin, TX		78701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 370-4081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2018, the Company received a loan from its shareholder Viet Ly in the amount of $25,000 and executed a Promissory Note under which the Company agreed to repay the loan on or before the maturity date of June 9, 2018, with no interest rate if paid prior to maturity and a rate of 10% per annum if paid on maturity.

The above description is only a summary of certain provisions of the Promissory Note and is qualified in its entirety by reference to the provisions of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On March 9, 2018 (the “Effective Date”), the Company entered into a Master Service Agreement with World Wide Holdings, LLC dba Invictus Resources (“Invictus”) for investor and public relations services. The agreement requires an initial cash payment of $25,000 as well as $60,000 due within three business days after the closing of the initial public offering of the Company’s common stock (the “IPO”), and $85,000 for each of the two subsequent months of service. The Company has agreed to issue to Invictus, after the closing of the IPO, a warrant exercisable for 50,000 shares with a term of three years and an exercise price equal to 100% of the IPO offering price. The agreement has a term of three months and may be terminated by the Company at any time after forty-five (45) days following the Effective Date.

The above description is only a summary of certain provisions of the Master Service Agreement and is qualified in its entirety by reference to the provisions of the Master Service Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The information in this Item 1.01 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Promissory Note
10.2	Master Service Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: March 15, 2018	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Promissory Note
10.2	Master Service Agreement